UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2026

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Edward Kennedy to Board of Directors

On September 23, 2026, the Board of Directors (the “Board”) of Lightwave Logic, Inc. (the “Company”) appointed Edward Kennedy to the Board to serve as a Class I director to fill a vacancy created by an increase in the size of the Board from six members to seven members, effective September 23, 2026.

Mr. Kennedy is a seasoned public and private company executive and board director with more than 30 years of experience across telecom, networking and enterprise infrastructure. Since 2018, Mr. Kennedy has been serving as a principal of Kenko Partners. From 2017 to 2018, Mr. Kennedy served as the Chief Executive Officer of CENX, Inc., which was acquired by Ericsson in 2018. Prior to CENX, Mr. Kennedy was the Chief Executive Officer of Tollgrade Communications (formerly NASDAQ: TLGD) from 2010 to 2017. Mr. Kennedy holds a Bachelor of Science degree in electrical engineering from Virginia Polytechnic Institute and State University.

There are no arrangements or understandings between Mr. Kennedy and any other person pursuant to which he was selected as a director of the Company. As of the date of this Current Report, Mr. Kennedy has not been appointed to serve on any committee of the Board. Mr. Kennedy will be compensated similarly to the other non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026. Mr. Kennedy does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 29, 2026, the Company issued a press release regarding the appointment of Mr. Kennedy to the Board. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lightwave Logic, Inc. dated September 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

Dated: September 29, 2026	By:	/s/ Yves LeMaitre
	Name:	Yves LeMaitre
	Title:	Chief Executive Officer